UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

Commission File Number 001-39223

Sadot Group Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

295 E. Renfro Street, Suite 300, Forth Worth, Texas 76028

(Address of principal executive offices)

(832) 604-9568

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SDOT	The Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders

Sadot Group Inc. (the “Company”) held its Annual Meeting on April 13, 2026. Of the 1,994,324 shares of Common Stock outstanding on February 17, 2026, the record date, 1,398,677 shares of common stock and 10,000 Series A Preferred Stock were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as set forth below:

(1) Election of Directors. The following nominees for election as Director received the number of votes set opposite their respective names:

Nominee	For	Withheld	Non-Votes
Chagay Ravid	1,066,671	93,525	238,481
Sean Schnapp	1,101,434	58,762	238,481
Alexander David	1,101,272	58,924	238,481
Liat Franco	1,099,998	60,198	238,481
Yuriy Shirinyan	1,101,122	59,074	238,481

The aforesaid nominees have been elected as Directors.

(2) Ratification of Appointment of Independent Registered Public Accounting Firm received the following votes:

Votes	Amount
For	1,312,478
Against	81,083
Abstain	5,116
Non-Votes	0

The proposal was approved and accordingly ratified.

(3) Amendment of the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock received the following votes:

Votes	Amount
For	1,264,768
Against	130,776
Abstain	3,133
Non-Votes	0

The proposal was approved.

(4) Approval of the 2025 Equity Incentive Plan received the following votes:

Votes	Amount
For	1,091,153
Against	66,217
Abstain	2,826
Non-Votes	238,481

The proposal was approved.

(5) To Approve the Issuance of Shares of Common Stock to Helena Pursuant to the Terms of a Purchase Agreement Included as Appendix C to the Proxy Statement, with Such Modifications, Amendments, or Changes (Consistent with the Intent and Purpose of This Proposal) Agreed Upon by the Parties to the Purchase Agreement, and in Accordance with the Stockholder Approval Requirements of Nasdaq Listing Rules 5635 received the following votes:

Votes	Amount
For	1,078,153
Against	76,454
Abstain	5,589
Non-Votes	238,481

The proposal was approved.

(6) To Approve the Issuance of Shares of Common Stock to the December 2024 Purchasers Pursuant to the Terms of the December 2024 Notes Included as Appendix D to the Proxy Statement, with Such Modifications, Amendments, or Changes (Consistent with the Intent and Purpose of This Proposal) Agreed Upon by the Parties to the December 2024 Notes, and in Accordance with the Stockholder Approval Requirements of Nasdaq Listing Rules 5635 received the following votes:

Votes	Amount
For	1,078,140
Against	76,367
Abstain	5,689
Non-Votes	238,481

The proposal was approved.

(7) To Approve the Issuance of Shares of Common Stock to the October 2024 Purchaser Pursuant to the Terms of the October 2024 Note Included as Appendix E to the Proxy Statement, with Such Modifications, Amendments, or Changes (Consistent with the Intent and Purpose of This Proposal) Agreed Upon by the Parties to the October 2024 Note, and in Accordance with the Stockholder Approval Requirements of Nasdaq Listing Rules 5635 received the following votes:

Votes	Amount
For	1,078,121
Against	76,386
Abstain	5,689
Non-Votes	238,481

The proposal was approved.

(8) To Approve the Issuance of 793,000 Shares of Common Stock to Aggia Pursuant to the Terms of the Aggia Agreement Included as Appendix F to the Proxy Statement, with Such Modifications, Amendments, or Changes (Consistent with the Intent and Purpose of This Proposal) Agreed Upon by the Parties to the Aggia Agreement, and in Accordance with the Stockholder Approval Requirements of Nasdaq Listing Rules 5635 received the following votes:

Votes	Amount
For	1,078,864
Against	78,057
Abstain	3,275
Non-Votes	238,481

The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SADOT GROUP INC.

By:	/s/ Chagay Ravid
Name:	Chagay Ravid
Title:	Chief Executive Officer

Date:	April 15, 2026